UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2008
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,
Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 5.02 – Departure of Directors or Principal Officers; Appointment of Principal Officers	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers
     On June 30, 2008, NewBridge Bancorp (“Bancorp”) issued a press release announcing the appointment of Pressley A. Ridgill as its Chief Executive Officer, effective July 1, 2008.
     A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
     The following exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 5.02 — Departure of Directors or Principal Officers; Appointment of Principal Officers.

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated June 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP
Dated: June 30, 2008	By:	/s/ Robert F. Lowe
Robert F. Lowe,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated June 30, 2008.